Exhibit 10.13(c)
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
Statement of Work
Date: 23 February 2024
This SOW is entered into and forms part of the Master Services Agreement entered into between G42 HOLDING US LLC, a Delaware corporation (“G42”) and CEREBRAS SYSTEMS, INC., a Delaware corporation (the “Supplier”) on 13 September 2023 (the “Agreement”).
Unless otherwise provided or the context otherwise requires, capitalised expressions used in this SOW shall have the meanings given to them in the main body of the Agreement. If there is any conflict or inconsistency between any term of this SOW and any term set out in the main body of the Agreement (including its Schedule), then such conflict or inconsistency shall be resolved in accordance with clause 2.5 of the Agreement.

Supplier Project Representative	[***]

G42 Project Representative	[***]

Purchase Order Number	2024-0001

SOW Effective Date	1 January 2024

SOW Term	The period commencing on the SOW Effective Date and ending [***] following the SOW Effective Date (unless this SOW is otherwise terminated or extended).

Services	The supply of power, space, communication, operation, and management of Condor Galaxy 2 Cluster, which is comprised of [***] (the “Cluster”).

Deliverables
[***] delivery of power, space, communication, operation and management of the Cluster and associated pre-preprocessing compute, MemoryX and SwarmX equipment.
Documentation and requirements as outlined in Appendix B.
Operation and management of the Cluster.

Specifications
Power, space, communication, operation and management of racks, switches, pre-processing compute, Memory X and Swarm X technologies in support of the Cluster.
Facility Detail
[***]
Water cooling Specifications
[***]
Space
[***]
Power
[***]
Internet link
[***]
Operation and Management
[***]

Performance Standards
(1)Subject to paragraph (2), the Supplier will use commercially reasonable efforts to ensure that the Cluster is available for the Monthly Availability Percentage (as defined in the Service Credits section set out below).
(2)Notwithstanding paragraph (1), the Supplier acknowledges that if the Cluster is not available for the Monthly Availability Percentage, G42 will be entitled to Service Credits in accordance with sub-paragraphs (ii) to (iv) of paragraph (1) and paragraphs (2) to (5) of the Service Credits row of this table (subject only to the provisions on Scheduled Downtime and Excluded Downtime set out therein).

Milestones, Milestone Dates or other timescales for delivery	The Supplier shall supply the Services on an ongoing basis during the SOW Term.

G42 Dependencies	N/A.

Fees
The Fees during the SOW Term shall be [***] in total, which shall be billed [***].
For example, the invoice for Services supplied during [***] will be sent in [***].
See enclosed quotation and quotation schedule in Appendix A to this SOW for the [***] billings breakdown.

Service Credits
1. MONTHLY AVAILABILITY PERCENTAGE SERVICE LEVEL.
(i)Subject to paragraph (ii), the Supplier shall use commercially reasonable efforts to ensure the Cluster has a Monthly Availability Percentage (defined below) of [***].
(ii)The Supplier acknowledges that paragraph (i) above is subject to paragraph 2 of the Performance Standards row of this table.
(iii)The "Monthly Availability Percentage" will be calculated as follows: the number of [***] the Cluster is accessible and not suffering from a Service Outage (as defined below) as reported to the Supplier by G42 during [***], divided by [***].
(iv)If G42 fails to report a Service Outage within [***] of the occurrence of such Service Outage, G42 shall not be entitled to any Service Credit for such Service Outage. For the purposes of this SOW, a "Service Outage" is defined as either the total loss of availability of the Cluster or the material degradation of core functionality of a specific element or component of the Cluster (to the extent the Cluster or core functionality of such element is/ are not functional for its or their intended purpose). Service Outage excludes any Scheduled Downtime or Excluded Downtime (as defined below).

2. MEASUREMENT METHOD
Any Service Outage, downtime or Cluster unavailability period may begin after [***] (by reference to the [***] reports extracted from the system logs) and ends when the Services are restored.
3. COMMUNICATION PROTOCOL
G42 will communicate via email or text message to [***] Supplier Project Representatives listed above, unless otherwise agreed upon in writing (the “Communication Protocol”).

4. MAINTENANCE AND EXCLUDED DOWNTIME
The Supplier may perform regular scheduled maintenance and downtime of the Cluster for any or all Services during [***] (“Scheduled Downtime”). Such Scheduled Downtime will be coordinated with G42 to minimize disruption to G42. The Supplier will use commercially reasonable efforts to provide G42 with at least [***] prior notice of such Scheduled Downtime. This notification will be provided via the agreed upon Communication Protocol to designated support representatives. The Supplier may suspend access to the Cluster and Services for the purposes of emergency maintenance, if the Notified Subcontractor suspends the underlying service for the purposes of emergency maintenance. Such Service interruption will be communicated to the G42 project representative at least [***] prior to it occurring.
Excluded Downtime. Any downtime or interruptions to the Services caused by any of the following, shall not factor into the Monthly Availability Percentage calculation (“Excluded Downtime”):
[***]

5. SERVICE CREDIT
If a Service Outage results in the Cluster failing to achieve the Monthly Availability Percentage outlined above, G42 will be entitled to Service Credits according to the following table:

	Service Availability	Service Credit

	[***]	[***]

	[***]	[***]

	[***]	[***]

Service Credits will [***], subject to any Excluded Downtime.
Service Credit Request Procedure. If a Service Outage occurs, G42 shall submit a “Request for SLA Credit” [***] after the occurrence of the Service Outage. The request should include, at minimum, the date, time and duration of each unavailability incident or Service Outage, as well reasonable documents showing the errors and corroborating the claimed outage (any confidential or sensitive information in these logs may be removed or redacted) specifying the Services that were unavailable.
If the Monthly Availability Percentage is not met in circumstances which are not due to Scheduled Downtime or Excluded Downtime, then the Supplier will notify G42 of the Service Credits due (by reference to [***]).
The Service Credits will [***]. Service Credits will only apply for Services supplied under this SOW, and cannot be used to extend any other SOW.
Nothing in this SOW (including any accrual of Service Credits) shall affect G42's rights or remedies under or in relation to the Agreement (including this SOW), including at law or in equity or require G42 to pay Fees for Services not rendered.

Acceptance Tests	N/A.

Acceptance Period	N/A.

Invoices
Invoices shall be sent to the following email address and must include:
•the amount payable in US dollars;
•the full business name and address of the Supplier;
•the time period to which the invoice relates and the location of the supply (if applicable for tax purposes); and
•the Supplier’s bank and account details for payment
[***]
G42 shall pay each invoice within [***] from the date of receipt of the invoice, in accordance with clause 6.4 of the Agreement.

Liability Cap	As per clause 10.10(b)(1) of the Agreement.

Licensed Software	None.

Named Customer	N/A.

Termination Compensation	The full amount set out in the "Fees" section of this SOW will become payable by G42 if this SOW is terminated by G42 under clause 9.1(a) of the Agreement, less any Fees paid by G42 (calculated at the time the Termination Compensation becomes payable).

Notice Period	None.

Notified Subcontractors	[***]

Additional Terms	None

AS WITNESS the hands of the Parties or their duly authorised representatives on the date first before written.

Signed by:	Signed by:

/s/ Martin Edelman	/s/ Andrew Feldman
Name: Martin Edelman	Name: Andrew Feldman

For and on behalf of G42 HOLDING US LLC	For and on behalf of CEREBRAS SYSTEMS, INC.

APPENDIX A – Cerebras Quote and Schedule